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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 31, 2000


                               CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      0-20939                  13-3696170
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)             Identification No.)

                    150 CHESTNUT STREET,
                  SAN FRANCISCO, CALIFORNIA                        94111
          (Address of Principal Executive Offices)               (Zip Code)

              Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800


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ITEM 5. OTHER EVENTS.

mySIMON TRADEMARK LITIGATION

On August 31, 2000, an Indianapolis jury awarded the Simon Property Group damages of $26.8 million in its trademark infringement case against mySimon, a subsidiary of CNET Networks, Inc. ("CNET"). We include as an exhibit to this Form 8-K a press release issued by mySimon on August 31, 2000, and we incorporate this document by reference into this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

     The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.          TITLE

   99.1              Press Release, dated as of August 31, 2000, of mySimon.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2000

                                             CNET NETWORKS, INC.


                                             By: /s/ DOUGLAS WOODRUM
                                                --------------------------------
                                                Name:  Douglas Woodrum
                                                Title: Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Press Release, dated as of August 31, 2000, of mySimon.


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